UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13 , 2009

China Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-119034	98-0432681
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Julianna Lu, BSc. MSc.
Chief Executive Officer

Legal Address: 101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
(Address of principal executive offices) (Zip Code)
Issuer’s telephone Number: 1-778-995-0789

Mailing Address
Suite #601 – 110 Dai-Hou-Bei-Li, Hai-Dian-District, Beijing, PR China 100091
Issuer’s telephone Number: 1-778-995-0789

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into A Material Definitive Agreement

On April 10, 2009, Julianna Lu/ The Company’s Founder/Chairwoman/CEO/CFO/Creditor and China Holdings, Inc (the “Company”) have  approved Further Development & Execution Schedule as the following:

The Master Land Developer: Julianna Lu and China Holdings, Inc. for
800 Square Kilometer Land /City Development
Phase I: Urban Design & Framework Structure Master Planning for
100 Square Kilometer Land /City Development: A New City: China Las Vegas
Budget: US$1 million - US$1.5 million will be financed by Julianna Lu & China Holdings.
Completion /Deliverable Schedule: September/October 2009 (4 -5 months Approximately)
Website: www.chinaholding.net
North America Line: 1-778-995-0789

As the Master Land Developer, Julianna Lu / The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and  Julianna’s  further legal independent nominee) & China Holdings, Inc. are consolidating:  Phase I Land Development : 800 Square Kilometer Land /City Development: Urban Design & Framework  Structure Master Planning: 100 Square Kilometer Land /City Development: A New City: China Las Vegas in Inner Mongolia PR China.

As the Master Land Developer, the objective of Julianna Lu/China Holdings’ Urban Design & Framework  Structure Master Planning for 100 Square Kilometer Land /City Development: A New City: China Las Vegas in Inner Mongolia PR China:  is to maximize the value of every square meter of 100 Square KM land parcels into multi-billion dollars profits multi-billion dollars assets as the ultimate values for Julianna Lu &China Holdings/All Public Shareholders in China, USA and Worldwide, as well as to People & Government in Inner Mongolia PR China.

The multi-billion dollar value inherent in Julianna Lu & China Holdings,  the Master Land Developer, the original unique position of The Land Acquisition & Development, Land Right & Ownership for the 800 Square KM (“Kilometers”) Lands of Residential, Commercial, Industrial and Recreation Lands in Inner Mongolia PR China are truly extraordinary with multi-billions dollars values,  and the progress the Company has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential multi-billions dollars assets & profits of land /real estate/properties development in Inner Mongolia, China.

Julianna Lu and China Holdings have created a spectacular opportunity for The World, and China Holdings & All Worldwide Public Shareholders to participate the further creation of 100 Square KM land/city development of “China Las Vegas”, a new resort city  in Inner Mongolia China, of a population of one million people. Julianna Lu and China Holdings are consolidating the development of a master planning to develop a strategic City Vision Plan for the entire proposed 10,000 Ha city and a master plan for the 2000 Ha first phase precinct, which will respect important site assets, the regional and Chinese cultural & historical settings, and the economic aspirations and world-class development vision of Julianna Lu and China Holdings.

As the Master Land Developer, the objective of Julianna Lu/China Holdings’ Urban Design & Framework  Structure Master Planning for 100 Square Kilometer Land /City Development: A New City: China Las Vegas in Inner Mongolia PR China:  is to maximize the value of every square meter of 100 Square KM land parcels into multi-billion dollars profits multi-billion dollars assets as the ultimate values for Julianna Lu &China Holdings/All Public Shareholders in China, USA and Worldwide, as well as to People & Government in Inner Mongolia PR China.

The Master Land Developer Julianna Lu and China Holdings, Inc.
800 Square Kilometer Land /City Development
Phase I: Urban Design & Framework Structure Master Planning for
100 Square Kilometer Land /City Development: A New City: China Las Vegas

The Master Plan: budget: US$1 million - US$1.5 million will be financed by Julianna Lu & China Holdings are including with the following details works and will be completed by Julianna Lu and China Holdings, Inc.

Julianna Lu & China Holdings – The Master Plan
Phase I - 100 Sqaure KM land/City
Urban Design & Planning Framework Structure Plan
Completion /Deliverable Schedule: September/October 2009Approximately

1. City Framework Plan:

A City Framework Plan for the entire 10,000 Ha (100 km2) proposal city growth area of one million people, resolved to a level depicting general land uses, transportation networks, district densities, open spaces, and retail, hotel, office/employment, and industrial floor space distribution. (Scale 1:10,000)

2. Entertainment Precinct Plan (Stage One):

A Master Precinct Plan for the designated 200 Ha (20 km2) Phase One portion of the City Framework Plan resolved to a detail depicting individual block parcels and building footprints including land uses, floor space densities, hotel rooms, office floor space, retail floor space, industrial floor space, landscape and an open space concept. (Scale1:2,500) and a statistical summary plan for the City Framework.

3. Resort Centre Plan (Stage 1A):

A detailed City Centre Plan for the appropriate 5-7 Ha central focus (Stage 1A) of the Entertainment Precinct depicting a concept design for a hotel, retail, and entertainment core. The City Centre Plan will depict a Phase 1A hotel and retail program along with a conceptual parks, open space and recreational areas landscape plan. (Scale 1:250)

As the Master Land Developer, Julianna Lu & China Holdings. Are consolidating the land development of Phase I: 100 Square Kilometers parcel of land in Inner Mongolia into a new city with a planned initial population of one million people in 2009-2016. The first phase will involve creation of a visionary plan for the new city including commercial buildings, and residential development,  five star hotels, shopping centers, casinos, golf courses as well as horse racing facilities and recreation and entertainment facilities.  Julianna Lu & China Holdings are intended that the new city will have a cosmopolitan flavour combining architecture from many of the world’s great cities including Las Vegas, Paris, London, Rome, Venice, Vancouver, Tokyo, New York and Hong Kong, etc. The land/city development is located near an existing brand-new airport, and served by advanced high speed railway and modern highway.  All of  required basic infrastructure has already been built by the Chinese Government in later 2008.

Julianna Lu/The Company’s Founder/Chairwoman/CEO/CFO/Creditor & China Holdings, as the Master Land Developer, will develop and construct 100 Square KM lands parcels into commercial, residential/industrial buildings. Partial development parcels will be sold to major worldwide developers into potential multi-billions dollars profits & values. Julianna Lu/Company, as the Master Land  Developer of 100 Square Km land will capture and capitalize the World & China with the potential significant mutil-billions values/assets/profits of commercial, industrial, residential and recreational properties development opportunities in Inner Mongolia, PR China. Julianna Lu/Company expects to generate significant multi-billion valued assets, gross revenues in multi- billions from the land development of Phase I: 100 square kilometers of land /real estate development in late 2009 or early 2010. Julianna Lu/The Company is going to develop the total 800 Square Kilometers land in Three (3) Phases in next 1-10 years, includes with Phase I: 100 Square Kilometers including with Phase IA (20 Square KM), Phase IB (30 Square KM), and Phase IC (50 Square KM), and Phase II for 200 Square Kilometers, and Phase III for 500 Square Kilometers.

The multi-billion dollar value inherent in Julianna Lu & China Holdings,  the Master Land Developer, the original unique position of The Land Acquisition & Development, Land Right & Ownership for the 800 Square KM (“Kilometers”) Lands of Residential, Commercial, Industrial and Recreation Lands in Inner Mongolia PR China are truly extraordinary with multi-billions dollars values,  and the progress the Company has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential multi-billions dollars assets & profits of land /real estate/properties development in Inner Mongolia, China.

As the Master Land Developer, the objective of Julianna Lu/China Holdings’ Urban Design & Framework  Structure Master Planning for 100 Square Kilometer Land /City Development: A New City: China Las Vegas in Inner Mongolia PR China:  is to maximize the value of every square meter of 100 Square KM land parcels into multi-billion dollars profits multi-billion dollars assets as the ultimate values for Julianna Lu &China Holdings/All Public Shareholders in China, USA and Worldwide, as well as to People & Government in Inner Mongolia PR China.

Julianna Lu & China Holdings – The Master Plan
Phase I - 100 Sqaure KM land/City
Urban Design & Planning Framework Structure Plan
Completion /Deliverable Schedule: September/October 2009Approximately

The Phase I :  100 Square Kilometers of Land Development - The Master Plan : The Land and City Planning - The Phase IA master plan is consist of 20 Square Kilometers of land in Inner Mongolia, PR China: which provide with all the urban planning & designs for all the streets & buildings ( commercial, residential, industrial, & recreations) in initial 20 Sq. KM land – China Holdings, Inc. ‘s  objective is maximize the value of every square meter of  20 – 100 Sq KM land as the ultimate value as multi-billion dollars assets/revenues.

The Development Schedules – Four (4-5) Months in Sep-Oct-Nov 2009 Completion

Month I  (May ,June, July 2009): Evaluation Phase
Deliverables include:

•	Site and context analysis
•	Program generation
•	Team mobilization
•	Understanding of historic precedents
•	Review of natural and man made morphologies
•	Concept story telling
•	Orchestration of presentation materials
•	Site visit and technical workshop

Month II (July – August 2009): Analysis Phase
Deliverables include:

•	Generation of alternative solutions as appropriate
•	Movement system analysis
•	Open space systems analysis
•	Density calculations
•	Selection of preferred mater planning concept

Month III  (August - September 2009): Synthesis Phase

Deliverables include:

•	Refinement of preferred master plan
•	Development of zoning diagram
•	Alternative site massing diagrams
•	Development of character studies
•	Development of phasing diagram

Month IV (September – November 2009): Communication Phase
Deliverables include:

•	Provision of colored master plan: 100 Square KM land – urban design frame structure plan
•	Provision of up to 12 -20 character sketches (100 Square KM land frame structure)
•	Provision of 3 -10 cross sections (100 Square KM land frame structure)
•	Provision of colored master plan – Stand Physical Massing Models : Land Scales: (1:1000 Scale) or (1:500 Scale)
•	Provision of colored master plan – 3D massing models: Land Scales: (1:1000 Scale) or (1:500 Scale): for 30-60 sec. fly-through animations or/and 360 degree spin around animations
•	Provision of colored master plan –Power Point Presentations & Marketing materials: Overall Projects Concept

Julianna Lu /Chairwoman/CEO/CFO/Creditor (or/and  Julianna Lu’s further legal independent nominee) & China Holdings’ Consolidated Land Development Plan
800 Square Kilometers of Land for Real Estate Development
Iin Inner Mongolia PR China
Phase II :  100 Square Kilometers of Land Development
The Master Plan Completion & China/Worldwide Lands Parcels Marketing & Land Development

•	Worldwide - 100 Square Kilometers of Land Parcels Development and Partial 100 Sq KM Land Parcels - China/Worldwide Marketing: Multi-Billon Dollars Revenues and Multi-Billon Dollars Assets
•
100 Square Kilometers Land - Construction & Land Development  - Real Estate Development: Commercial, buildings/properties,  Residential buildings/properties, Industrial buildings/properties & recreation buildings/properties : Multi-Billon Dollars Revenues and Multi-Billon Dollars Assets

As the Master Land Developer, the objective of Julianna Lu/China Holdings’ Urban Design & Framework  Structure Master Planning for 100 Square Kilometer Land /City Development: A New City: China Las Vegas in Inner Mongolia PR China:  is to maximize the value of every square meter of 100 Square KM land parcels into multi-billion dollars profits multi-billion dollars assets as the ultimate values for Julianna Lu &China Holdings/All Public Shareholders in China, USA and Worldwide, as well as to People & Government in Inner Mongolia PR China.

Item 1.01   Entry into A Material Definitive Agreement

As legally confirmed on April 8, 2009, China Holdings, Inc (the “Company”) has approved , for the best interest/honor/legal protection of China Holdings, Inc. & All Public Shareholders, that Julianna Lu/The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and Julianna’s legal independent nominee)  have/keep 80% legal & financial right/80% ownership to China Holdings, Inc.’s 800 Square Kilometers of Land Rights/80% Ownership/Rights for Real Estate Development/Contracts, In Inner Mongolia, PR China.  China Holdings, Inc. have/keep  the 20% legal & financial right/20% ownership to China Holdings, Inc.’s 800 Square Kilometers of Land Rights/20% Ownership/Rights for Real Estate Development/Contracts, In Inner Mongolia, PR China, as details as following:

The Master Land Developer Julianna Lu and China Holdings, Inc.
800 Square Kilometer Land /City Development /Land Rights/Ownership/Contract
For Real Estate Development in Inner Mongolia, PR China
www.chinaholding.net, North America Direct: 1-778-995-0789

On February 28, 2009,  China Holdings, Inc. (the “Company”) has legally executed a Land Acquisition & Development, Land Right & Ownership Contract ("the Contract") with local municipal government, Inner Mongolia, P.R. China to exclusively acquire and develop a total of  800 Million Square Meters of  Lands (Residential, Commercial, Industrial and Recreation Lands) at the fixed prices of : 1) 100 Million Square Meters (City Centre) Lands at 58,000 Yuan (China Currency) per mu (1 Mu = 667 Square Meters), and 2). Additional 700 Million Square Meters at 100,000 Yuan per mu. The Contract allows the Company to acquire & develop all or part of the 800 Million Square Meters of Lands (Residential, Commercial, Industrial and Recreation Lands) in the next seven (7) years exclusively with non-competition & non-solicit legal protection from the local inner Mongolia government PR China.

The multi-billion dollar value inherent in Julianna Lu & China Holdings,  the Master Land Developer, the original unique position of The Land Acquisition & Development, Land Right & Ownership for the 800 Square KM (“Kilometers”) Lands of Residential, Commercial, Industrial and Recreation Lands in Inner Mongolia PR China are truly extraordinary with multi-billions dollars values,  and the progress the Company has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential multi-billions dollars assets & profits of land /real estate/properties development in Inner Mongolia, China.

(Notes: The Company has not recorded the tangible assets of the total  800 Sq KM lands/assets & the proprietary rights as fair-valued tangible assets yet as the year ending as December 31 2008, but will record the total 800 Square KM lands/assets & the proprietary rights as fair-valued tangible assets after further Valuation for the Company’s 800 Square KM lands/assets/& the proprietary rights as fair-valued tangible assets  in the Company’s 2nd Quarter ending in 2009 Financial Statement/SEC Form 10Q in August, 2009)

Again, the reasons for China Holdings, Inc. (the “Company”) ‘s amended decision to legally agree that Julianna Lu/The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and  Julianna Lu’s further legal independent nominee)  have 80% legal & financial right/ownership to China Holdings, Inc.’s 800 Square Kilometers of Land for Real Estate Development/Contracts, In Inner Mongolia, PR China, and  China Holdings, Inc. have/keep  the 20% legal & financial right/20% ownership to China Holdings, Inc.’s 800 Square Kilometers of Land Rights/20% Ownership/Rights for Real Estate Development/Contracts, In Inner Mongolia, PR China,  are the following:

1. To legally and financially protect China Holdings, Inc.& Public shareholders , as well as to legally & financially protect Julianna Lu, China Holdings, Inc.’s legal decision for Julianna Lu/The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and  Julianna Lu’s further legal independent nominee) have /keep 80% legal & financial right/ownership to China Holdings, Inc.’s 800 Square Kilometers of Land for Real Estate Development/Contracts, In Inner Mongolia, PR China, and  China Holdings, Inc. have/keep  the 20% legal & financial right/20% ownership to China Holdings, Inc.’s 800 Square Kilometers of Land Rights/20% Ownership/Rights for Real Estate Development/Contracts, In Inner Mongolia, PR China. The decision is for the best interest/honor/legal protection of China Holdings, Inc./public shareholders. Soon,  Julianna Lu & her legal independent nominee will announce advanced legal& business strategy to develop/construct the 800 Square Kilometer Lands in Inner Mongolia, PR China into mutil-billions dollars assets & multi-billions dollars revenues.

Further legal & financial strategy will be also honorable, financially legally benefit/protect  to China Holdings, Inc.’s public shareholders as well.

2. Julianna Lu is the Creditor to China Holdings, Inc. Julianna Lu has loaned a total of USD$1,630,489 to China Holdings, Inc. as December 31, 2008. The table below details transactions related to the loan payable to the Company's Chairwoman, Founder and Chief Executive Officer/Julianna Lu during the year ended December 31, 2008:

Beginning balance payable, December 31, 2007	$974,448
Accrued management fees	360,000
Accrued interest	133,776
Advances from Chief Executive Officer	162,266
Ending balance payable, December 31, 2008	$1,630,489

3. Julianna Lu/ to the Company's Chairwoman, Founder and Chief Executive Officer has also invested in China Holdings, Inc. with additional USD$750,000USD, as the following legal confirmation:

Unregistered Sales of Equity Securities TO MAJOR SHAREHOLDERS: Julianna Lu:

On March 12, 2006, China Health Holdings, Inc (the "Company") agreed to issue 5,000,000 shares of the Company's common stock to Julianna Lu, the Company's Founder and Chief Executive Officer/Chairperson, as consideration for the forgiveness of loans in the aggregate amount of USD$300,000 previously advanced to the Company by Ms. Lu. As additional consideration, the Company agreed to issue to Ms. Lu, five year warrants purchasing 10,000,000 shares of the Company's common stock, exercisable at a price of $.10 and ten year warrants purchasing 10,000,000 shares of the Company's common stock exercisable at a price of $.20. The warrants have piggy back registration rights with respect to the shares of common stock issuable upon exercise of the warrants. Upon exercise of the warrants and payment of the applicable exercise price, the shares of common stock shall be fully paid and non-assessable and shall have the same rights, including voting rights, as other shares of common stock of the Company. The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") with respect to the foregoing, pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder.

On October 12, 2006, China Health Holdings, Inc (the "Company") agreed to issue 10,000,000 shares of the Company's common stock to Julianna Lu, the Company's Founder and Chief Executive Officer, as consideration for the forgiveness of loans in the aggregate amount of USD $300,000 previously advanced to the Company by Ms. Lu. As additional consideration, the Company agreed to issue to Ms. Lu, five year warrants purchasing 10,000,000 shares of the Company's common stock, exercisable at a price of $.10 and ten year warrants purchasing 10,000,000 shares of the Company's common stock exercisable at a price of $.20.  The warrants have piggy back registration rights with respect to the shares of common stock issuable upon exercise of the warrants. The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") with respect to the foregoing, pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder.

On  December 22, 2005, the Board of Directors of the Company approved the issuance of 1,000,000 shares Series A Preferred Stock issued to Julianna Lu at a price of $0.15 in consideration for the forgiveness of a loan to the Corporation in the aggregate amount of one hundred and fifty thousand (USD$150,000), subject to the filing of the Certificate of Designation with the State of Nevada.  These shares were issued pursuant to the exemption from registration provided by Section 4(2) under the Securities Act of 1933.  On February 21, 2006, the "Company" filed a Certificate of Designation, Powers Preferences and Rights of Series A Preferred Stock with the state of Nevada.  Of the Company's 20,000,000 shares of authorized preferred stock, the Certificate of Designation authorizes the Company to issue up to 1,000,000 shares of Series A Preferred Stock, par value $0.001 per share.  The Series A Preferred Stock has a stated value of $0.15 and a liquidation preference over the Company's common stock and any other class or series of capital stock whose terms expressly provide that the holders of Series A Preferred Stock should receive preferential payment.  Holders of Series A Preferred Stock are entitled to vote on all matters submitted to shareholders of the Company and are entitled to two votes for each share of Series A Preferred Stock owned.  Holders of shares of Series A Preferred Stock vote together with the holders of common stock on all matters and does not vote as a separate class, etc.

Item 1.01   Entry into A Material Definitive Agreement

As confirmed on April 2, 2009, China Holdings, Inc. (the “Company”) has legally agreed that Julianna Lu/The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and  Julianna Lu’s further legal independent nominee)  have 100% legal & financial right/ownership to China Holdings, Inc.’s subsidiary: China Power, Inc. and also have 100% legal & financial right/ownership to all of China Power, Inc.’s 2250 Megawatts Renewable Energy Power Plants/Projects/Contracts, as well as have 100% % legal & financial right/ownership to China Power, Inc.’s 400 Square Kilometer Land Rights/Ownership, as the details as following:

China Power, Inc. (www.chinapower.us)
400 Square Kilometers Land for 2000 Megawatts Wind Power Plants  Development

On November 26, 2008, China Holdings, Inc. and its’ controlled subsidiary: China Power, Inc. ( together ( “ the Company”) has already executed A Land Acquisition, Land Right & Ownership Agreement (“ the Agreement”) with local municipal government in Inner Mongolia, P.R. China to exclusively acquire a total of 400 Square KM of Industrial lands at a fixed price of 58,000 Yuan ( China Currency) Per Mu Lands ( 1 Mu = 667 Square Meters) with non-competition & non-solicit protections from the local government. The Agreement allows the Company to acquire all or part of the 400 Square KM of Industrial lands in next four years exclusively with non-competition & non-solicit protections from the local government. The Agreement also allows the Company to apply for partial Lands RE-ZONING into Residential Lands or/and Commercial Lands for further Lands Development. China Holdings, Inc. (the “Company”)’s controlled subsidiary: China Power, Inc. focuses on its developing and construction of 2000 Megawatts Wind Power Plants/Projects on this 400 Square Kilometers lands in Inner Mongolia, PR China in 2009 – 2013.

The value inherent in China Power's unique position through its 400 Sq. KM land rights/ownership/rights for real estate development is truly extraordinary, and the progress the China Power has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

(Note: China Holdings & China Power have not recorded the highly-valued total 400 Square Kilometers lands/assets & the proprietary rights as fair-valued tangible assets yet as the year ending as December 31 2008.)

China Power, Inc.
Renewable Energy Power Plants/Assets

2000 Megawatts Wind Power Plants/Projects  Assets & Contracts

In September, 2008, China Power Inc. has secured exclusive rights/agreements with local government in Inner Mongolia China to exclusively develop and construct Wind Power Plants to generate 2,000 MW (“Megawatts”) of electricity on a total 400 Square KM land with non-competition & non-solicit protections from the local government. Under the China Renewable Energy Laws and Registrations, the China State Power Grid has guaranteed to purchase 100% of the power generated by China Power, Inc.’s Wind Power Plants (2,000 MW) at 0.55 Yuan per kilowatt hour or approximately $0.08 per kilowatt hour, with a 4% increase annually for 25 years with additional guaranteed extension terms. China Power expects total gross revenue of 2,750 Million Yuan (2,000,000 Kilowatts x 2500 Hours x 0.55 Yuan/Kwh) in 4 -5 years upon 2,000 MW Wind Farm Power Plants in full production.

The value inherent in China Power's unique position through its 2000 MW Wind Power Plants/Projects is truly extraordinary, and the progress the China Power has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

250 Megawatts Biomass Power Plants/Projects  Assets & Contracts

China Power, has also has secured a total of five (5) development, investment and construction agreements with local China Governments to develop, invest and construct a total of  five (5) biomass energy power generation plants/projects with a total potential power capacity for 50MW x 5 = 250 MW in pipeline. The development and construction of the facilities will require approximately $78,000,000 for each 50MW biomass plant/project. The development and construction of the facilities are subject to the Company completing certain due diligence requirements and obtaining financing from third parties.

The value inherent in China Power's unique position through its 250 MW Biomass Waste to Energy Power Plants/Projects is truly extraordinary, and the progress the China Power has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

(Note: China Holdings & China Power have not recorded the highly-valued tangible assets of the total 2250 Megawatts Renewable Power Plants/ Assets purchase as fair-valued tangible assets yet as the year ending as December 31 2008.)

As legally confirmed that the reasons for China Holdings, Inc. (the “Company”)‘s decision to legally agree that Julianna Lu/The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and  Julianna Lu’s further legal independent nominee)  have/keep 100% legal & financial right/ownership to China Holdings, Inc.’s subsidiary: China Power, Inc. and also have/keep 100% legal & financial right/ownership to all of China Power, Inc.’s 2250 Megawatts Renewable Energy Power Plants/Projects/Contracts, as well as have/keep 100% % legal & financial right/ownership to China Power, Inc.’s 400 Square Kilometer Land Rights/Ownership, are as following:

1. To legally and financially protect China Holdings, Inc.& All Public Shareholders , as well as to legally & financially protect Julianna Lu, China Holdings, Inc.’s legal decision for Julianna Lu/The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and  Julianna Lu’s further legal independent nominee)  have 100% legal & financial right/ownership to China Holdings, Inc.’s subsidiary: China Power, Inc. and also have 100% legal & financial right/ownership to all of China Power, Inc.’s 2250 Megawatts Renewable Energy Power Plants/Projects/Contracts, as well as have 100% % legal & financial right/ownership to China Power, Inc.’s 400 Square Kilometer Land Rights/Ownership. The decision is for the best interest of China Holdings, Inc./public shareholders. Soon,  Julianna Lu & her legal independent nominee and China Holdings will announce advanced legal& business strategy to develop/construct China Power, Inc.’s 2000 MW Wind Power Plants/Projects and 250 Biomass Waste to Energy Power Plants/Projects in 2009-2013 into multi-billions dollars assets & multi-billions dollars revenues.

Further legal & financial strategy will be also honorable, financially legally benefit/protect to China Holdings, Inc./China Power, Inc. public shareholders as well.

2. Julianna Lu is the Creditor to China Holdings, Inc. Julianna Lu has loaned a total of USD$1,630,489 to China Holdings, Inc. as December 31, 2008. The table below details transactions related to the loan payable to the Company's Chairwoman, Founder and Chief Executive Officer/Julianna Lu during the year ended December 31, 2008:

Beginning balance payable, December 31, 2007	$974,448
Accrued management fees	360,000
Accrued interest	133,776
Advances from Chief Executive Officer	162,266
Ending balance payable, December 31, 2008	$1,630,489

3. Julianna Lu/ to the Company's Chairwoman, Founder and Chief Executive Officer has also invested in China Holdings, Inc. with additional USD$750,000USD, as the following legal confirmation:

Unregistered Sales of Equity Securities TO MAJOR SHAREHOLDERS: Julianna Lu:

On March 12, 2006, China Health Holdings, Inc (the "Company") agreed to issue 5,000,000 shares of the Company's common stock to Julianna Lu, the Company's Founder and Chief Executive Officer/Chairperson, as consideration for the forgiveness of loans in the aggregate amount of USD$300,000 previously advanced to the Company by Ms. Lu. As additional consideration, the Company agreed to issue to Ms. Lu, five year warrants purchasing 10,000,000 shares of the Company's common stock, exercisable at a price of $.10 and ten year warrants purchasing 10,000,000 shares of the Company's common stock exercisable at a price of $.20. The warrants have piggy back registration rights with respect to the shares of common stock issuable upon exercise of the warrants. Upon exercise of the warrants and payment of the applicable exercise price, the shares of common stock shall be fully paid and non-assessable and shall have the same rights, including voting rights, as other shares of common stock of the Company. The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") with respect to the foregoing, pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder.

On October 12, 2006, China Health Holdings, Inc (the "Company") agreed to issue 10,000,000 shares of the Company's common stock to Julianna Lu, the Company's Founder and Chief Executive Officer, as consideration for the forgiveness of loans in the aggregate amount of USD $300,000 previously advanced to the Company by Ms. Lu. As additional consideration, the Company agreed to issue to Ms. Lu, five year warrants purchasing 10,000,000 shares of the Company's common stock, exercisable at a price of $.10 and ten year warrants purchasing 10,000,000 shares of the Company's common stock exercisable at a price of $.20.  The warrants have piggy back registration rights with respect to the shares of common stock issuable upon exercise of the warrants. The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") with respect to the foregoing, pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder.

On  December 22, 2005, the Board of Directors of the Company approved the issuance of 1,000,000 shares Series A Preferred Stock issued to Julianna Lu at a price of $0.15 in consideration for the forgiveness of a loan to the Corporation in the aggregate amount of one hundred and fifty thousand (USD$150,000), subject to the filing of the Certificate of Designation with the State of Nevada.  These shares were issued pursuant to the exemption from registration provided by Section 4(2) under the Securities Act of 1933.  On February 21, 2006, the "Company" filed a Certificate of Designation, Powers Preferences and Rights of Series A Preferred Stock with the state of Nevada.  Of the Company's 20,000,000 shares of authorized preferred stock, the Certificate of Designation authorizes the Company to issue up to 1,000,000 shares of Series A Preferred Stock, par value $0.001 per share.  The Series A Preferred Stock has a stated value of $0.15 and a liquidation preference over the Company's common stock and any other class or series of capital stock whose terms expressly provide that the holders of Series A Preferred Stock should receive preferential payment.  Holders of Series A Preferred Stock are entitled to vote on all matters submitted to shareholders of the Company and are entitled to two votes for each share of Series A Preferred Stock owned.  Holders of shares of Series A Preferred Stock vote together with the holders of common stock on all matters and do not vote as a separate class, etc.

As legally disclosed on April 2, 2009, China Holdings, Inc. (the “Company”)‘s decision to legally agree that Julianna Lu/The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and  Julianna Lu’s further legal independent nominee)  have/keep 100% legal & financial right/ownership to China Holdings, Inc.’s subsidiary: China Power, Inc. and also have/keep 100% legal & financial right/ownership to all of China Power, Inc.’s 2250 Megawatts Renewable Energy Power Plants/Projects/Contracts, as well as have/keep 100% % legal & financial right/ownership to China Power, Inc.’s 400 Square Kilometer Land Rights/Ownership.

Julianna Lu & China Power, Inc. continue further sincere efforts, development, contribution and commitments to The World & China Renewable Energy Industry in 2009-2013, as the following:

A. Julianna Lu &China Power, Inc. will consolidate the developing and construction of 2000 Megawatts Wind Power Plants/Projects on 400 Square Kilometers lands in Inner Mongolia, PR China in 2009 – 2013. Julianna Lu &China Power, Inc. will move forward on THE 2000 MW WIND POWER PLANTS/PROJECTS DEVELOPMENT/CONSTRUCTIONS PLAN (2009-2013) in Inner Mongolia PR China with the following programs & plans:

* Execute/Complete "Wind Turbines Supplying & Operation System" /Contracts with China Top Rank Wind Turbines’ Manufactures or/and Global Industrial Wind Turbines Manufactures/", and ensure the system with the following  features:

* Wind Turbines (700 of 3.0MW or 600 of 3.6 MW): with the aim of reducing the cost per kWh, and lighter, Stronger towers and ground-breaking nacelle design which produces more power from less weight with efficiency, economic, effectiveness.

* Wind  Farm Operation Systems (Advanced) with the features of  Real-time active and reactive power control of the entire wind power plant; Control and monitoring of wind turbines, meteorology ,instruments and substations; Plant performance summaries in both text and graphical form; Comprehensive report generator module;  Productivity presentations; Availability calculations; Instant online data from any turbine: Status, power, wind speed, voltage current, temperatures and alarms; 10-minute averaged data, including mean values, standard deviations, minimum and maximum values; Advanced power curve presentations, including power curves, scatter curves, reference and wind distribution curves from multiple units; User-friendly graphical user interface based  on Windows standards; Client connection manager for access to multiple power plants; Secure login with customizable access profiles; Remote control of a single wind turbine or a group of  turbines.

* Complete “EPC Contracts” with China-National Top Rank Engineering Firms or/and Top-Global Engineering Firms (“EPC": Project Planning and Design, Project management, engineering, procurement and construction expertise) to construct the Company’s 2000 Megawatts Wind Power Plants/Projects in Inner Mongolia PR China on a turnkey basis/solution, and with upset price guarantees and fixed wind turbines installation & construction completion timetables.  “EPC” Completion Wind Turbines Installations and Manufacturing “2000 MW WIND POWER PLANTS/PROJECTS” on 400 Square KM Lands in Inner Mongolia PR China in 2-4 years approximately.

China Power, Inc.’s 2000 Megawatts Wind Farm Power Plants are legally financially protected by Local Chinese Government & China New Renewable Energy Policies & Laws to wind energy producers and developers. Under the China Renewable Energy Laws and Registrations, the China State Power Grid has agreed to purchase 100% of the power generated by the company’s wind power plants (2,000 MW) at 0.55 Yuan per kilowatt hour or approximately $0.08 per kilowatt hour, with a 4% increase annually for 25-30 years with additional guaranteed extension terms. China Power expects total gross revenue of 2,750 Million Yuan (2,000,000 Kilowatts x 2500 Hours x 0.55 Yuan/Kwh) in 4 -5 years upon 2,000 MW Wind Farm Power Plants in full production.

The value inherent in China Power's unique position through its 2000 MW Wind Power Plants/Projects is truly extraordinary, and the progress the China Power has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

B. Julianna Lu &China Power, Inc. will consolidate the developing and construction of five 50 MW biomass power plants, for a total of 250 MW in Hebei, Hunan, AnHui and Inner Mongolia Provinces, PR China in 2009-2013. China Power has completed two (2) Biomass Plants/projects’ feasibility studies in 2008 via: China Electric & Design Institute, owned/controlled by China National Mechanical & Industrial Minister (“CEI”) (China-National-Top-Rank (6) Engineering Firm). However, due to current world economy crisis, China Power & CEI expect to reduce 20%-30% total construction cost from 600 millions RMB down to 400 millions RMB for each 50 MW biomass plants/projects. China Power have also completed three (3) fuel analysis completed for three biomass plants/projects. China Power expects to break ground on the biomass projects in 2009, with completion in 24 to 36 months. Under China Renewable Energy Laws and Registrations, the China State Power Grid has agreed to purchase 100% of the electricity power generated by the company’s five biomass power plants at 0.60 Yuan per kilowatt hour or approximately $0.088 per kilowatt hour, with a 4% annual increase for 25 years, and additional guaranteed extension terms. China Power expects to reach a total of gross revenue: 900 millions RMB = 5 x 50,000 KW x 6000 Hours x 0.60 Yuan in 4 -5 years upon 250 MW -5 Biomass  Power Plants in full production. The net income is estimated as 45% of the total gross revenue.

The value inherent in China Power's unique position through its 250 MW Biomass Waste to Energy Power Plants/Projects is truly extraordinary, and the progress the China Power has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

ITEM 9.01 Financial Statements and Exhibits.
(a) Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Holdings, Inc.
Date: April 13, 2009

/s/ Julianna Lu
Julianna Lu
Chief Executive Officer
Chairperson of The Board Directors